UNITED STATES

SECURITIES AND  EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) Oct 31, 2017

Hoverink Biotechnologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54830	46-3590875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Century Park East., 24th Floor

Los Angeles, California 90067

(Address of principal executive offices, including zip code)

(866) 443-4666

(Registrant's telephone number, including area code)

Hoverink International Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see

General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.02. Other Events

Trademark applications

On Thursday October 26, 2017 We filed trademark applications covering the “Body Globe Body Armor” Trademark serial number ' 87660459' the “Body Globe Body Armor” is intended to protects U.S. Soldiers and local law enforcement from incoming fire with our Body Globe using the NIJ Standard-0101.06 which covers the Ballistic Resistance of Body Armor; Our Body Globe Body Armor is a Personal and Transparent Body Dome; The Body Globe Body Armor Features its Ballistic resistant And Blast Resistant Transparent Body Globe Armor And Clothing; the Transparent Body Globe  Body Armor is a; Bullet resistant Transparent Dome with a small Nuzzle Hole for the Nuzzle Barrel of the U.S. Soldiers/Local Law Enforcement officers weapon to return Fire during an hostile/open combat scenario giving the U.S. Soldier /Law Enforcement Officer complete protection from incoming fire.  The Body Globe Transparent Body Armor clothing also consist of a Bullet resistant vests; Bullet-proof vests; Bullet-proof vests and clothing; Hard plate personal body armor; Protective ballistic resistant and blast resistant body armor, clothing and garments NIJ Standard-0101.06 Ballistic Resistance of Body Armor; Protective body armor, namely, ballistic, bullet, blast, slash and stab resistant clothing; Protective body armor, namely, ballistic, bullet, blast, slash and stab resistant vests.

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Our Development Programs

The following table summarizes our Pre-Clinical development of our Pre-Clinical drug candidate LADAVRU® and development of our Body Globe Body Armor®

Product Candidate	Primary Indication	Status
BODY GLOBE BODY ARMOR® LADAVRU®	Life Preservation for U.S. Military and Local Law Enforcement using our Ballistic Resistant Transparent Body Globe Body Armor Cancer	• Development Stage • Pre-Clinical
	Cirrhosis, Cirrhosis ascites Relapsed Or Refractory AML HIV-AIDS / Chronic Pain	• Pre-Clinical • Pre-Clinical • Pre-Clinical

We hold all commercial rights to LADAVRU® and the Body Globe Body Armor® in all geographies

About LADAVRU

LADAVRU is a proprietary opioid alternative which is deliverable as an IV injectable, OR solid preparation containing; Citric Acid, Mannitol and Dronabinol, a cannabinoid designated chemically as (6aR-trans)-6a,7,8,10a-tetrahydro-6,6,9- trimethyl-3-pentyl-6Hdibenzo[b,d]pyran-1-ol or a salt thereof in the solid preparation an active ingredient, 1) Mannitol and (1) an alkaline earth metal salt selected from magnesium aluminometasilicate and calcium silicate. A method of stabilizing the active ingredient, including adding an alkaline earth metal salt selected from magnesium aluminometasilicate and calcium silicate. (2) Citric Acid, Mannitol and Dronabinol, a cannabinoid designated chemically as (6aR-trans)-6a,7,8,10a-tetrahydro-6,6,9- trimethyl-3-pentyl-6H-dibenzo[b,d]pyran-1-ol The liver is a vital organ that plays an extremely important role in human metabolism and other key physiologic functions. Rare disorders like Cirrhosis, Cirrhosis ascites are associated with the liver, many of which have severe or even fatal consequences for patients, and collectively represent a significant unmet medical need. Our product candidate LADAVRU® focuses on Cancer, Cirrhosis, Cirrhosis ascites, AIDS, and chronic pain, nausea and discomfort associated with chemotherapy; our goals consist of primarily serving readily identifiable patient populations suffering from Cancer, Cirrhosis, Cirrhosis ascites, AIDS, and chronic pain, nausea and discomfort associated with chemotherapy particularly for patients using anthracyclines with the intention of targeting the treatment of relapsed or refractory AML. Anthracyclines are a class of chemotherapy drugs designed to disrupt the DNA of, and eventually destroy, targeted cancer cells. They are the most effective anticancer drugs developed and are used to treat a range of cancers, including leukemias, lymphomas, and breast, stomach, uterine, ovarian, bladder, and lung cancers. We are an innovative preclinical biopharmaceutical company committed to the discovery development, manufacturing and commercializing LADAVRU® and biosimilars. Our product candidate LADAVRU® focuses on Cancer, Cirrhosis, Cirrhosis ascites, AIDS, and chronic pain, nausea and discomfort associated with chemotherapy; our goals consist of primarily serving readily identifiable patient populations suffering from Cancer, Cirrhosis, Cirrhosis ascites, AIDS, and chronic pain, nausea and discomfort associated with chemotherapy particularly for patients using anthracyclines with the intention of targeting the treatment of relapsed or refractory AML. Anthracyclines are a class of chemotherapy drugs designed to disrupt the DNA of, and eventually destroy, targeted cancer cells. They are the most effective anticancer drugs developed and are used to treat a range of cancers, including leukemias, lymphomas, and breast, stomach, uterine, ovarian, bladder, and lung cancers.

Certain of the statements made in this press release are forward looking, such as those, among others, relating to the company’s expectations for seeking regulatory approval and commercial launch of its products, including any conditional marketing authorization from the EMA, initiation of future clinical trials, data availability from ongoing and future clinical trials, and the company’s expectations for its 2017 financial outlook. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include risks that the company may experience delays in the completion of its clinical trial (whether caused by competition, adverse events, patient enrollment rates, regulatory issues or other factors); risks that data from its clinical trials may not be indicative of subsequent clinical trial results; risks related to the safety and efficacy of the company’s product candidates, the goals of its development activities, estimates of the potential markets for its product candidates, estimates of the capacity of manufacturing and other facilities required to support its product candidates, projected cash needs, and expected financial results. More information about the risks and uncertainties faced by Hoverink Biotechnologies, Inc.  is contained in the company’s periodic reports filed with the Securities and Exchange Commission. Hoverink Biotechnologies, Inc.  disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

On September 26, 2017, Hoverink Biotechnologies, Inc. issued a press release announcing that they have plans to develop and commercialize LADAVRU® and completed an application with the USPTO . The Trademark Application is attached as Exhibit 99.1. The Press Release is Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(d)

Exhibits

99.1 TRADEMARK APPLICATION Body Globe Body Armor

99.2. Press Release LADAVRU dated Sept 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVERINK BIOTECHNOLOGIES, INC.

Dated:  Nov. 1, 2017

By:  /s/Debbie Carter

Chief Executive Officer

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